Draft--March 11, 1996

================================================================================


                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          LORD ABBETT INVESTMENT TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

                             --------------------

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2)   Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               4)   Proposed maximum aggregate value of transaction:

               5)    Total fee paid:

[_]    Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:

================================================================================

                  [Letterhead of Lord Abbett Investment Trust]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

       The Board of Trustees of Lord Abbett Investment Trust (the "Fund") has called a Special Meeting of Shareholders of each series of the Fund (the "Series") to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to reelect the current trustees of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that shareholders of each of the Lord Abbett Limited Duration Government Series and the Balanced Series vote in favor of a proposed revision of the fundamental investment policies and restrictions of such Series which is intended to provide for greater flexibility in managing such Series' portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Third, the trustees propose that each Series enter into a new 12b-1 Plan and Dis tribution Agreement for the existing class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Fund and to encourage sales of Fund shares. These changes, and the estimated effect of these changes on each Series' expenses, are described in detail in the proxy statement.

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                          LORD ABBETT INVESTMENT TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT

   You are urged to sign and mail the proxy card in the enclosed postage-paid
  envelope whether   you own a few or many shares.  Your prompt return of the
proxy may save the Fund the   necessity and expense of further solicitations to
                        insure a quorum at this meeting.

                          LORD ABBETT INVESTMENT TRUST
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Special Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of a special meeting of the shareholders of each of the Lord Abbett Limited Duration Government Series and the Lord Abbett Balanced Series (each, a "Series", and collectively the "Series") of Lord Abbett Investment Trust (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1.  To elect trustees;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3. To approve or disapprove certain changes in the fundamental investment policies and restrictions of each Series;

ITEM 4. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of each Series pursuant to Rule 12b-1 under the Investment Company Act of 1940;

                                 By order of the Board of Trustees


                                 Kenneth B. Cutler
                                 Vice President and Secretary

The Board of Trustees has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Limited Duration Government Series and ____ shares of the Balanced Series issued and outstanding.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                          LORD ABBETT INVESTMENT TRUST
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

       This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Investment Trust, a diversified, open-end management investment company organized as a Delaware business trust (the "Fund"), for use at a special meeting of shareholders of each of the Lord Abbett Limited Duration Government Series and the Lord Abbett Balanced Series (each, a "Series", and collectively the "Series") of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ____ shares of the Limited Duration Government Series and ____ shares of the Balanced Series. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, cus todians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by
_____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

 1.    ELECTION OF TRUSTEES

       The nominees for election as trustees are Ronald P. Lynch, Robert S. Dow,
E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel
B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Trustees to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a trustee of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a trustee. If any nominee should be unable to serve as a trustee, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Trustees may, in its discretion, recommend.

       Information about each person nominated for election as a trustee is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.

  Names and Ages of       Principal Occupation and Director-        Trustee of
Trustees of the Fund                     ships                    the Fund Since
----------------------    -----------------------------------     --------------

Ronald P. Lynch (1)(2)    Chairman of the Board of the Fund.            1993
60                        Partner of Lord Abbett.

Robert S. Dow (1)(2)      President of the Fund.                        1993
51                        Partner of Lord Abbett.

E. Thayer Bigelow         President and Chief Executive of              1994
(2) 54                    Time Warner Cable Programming,
                          Inc.  Formerly President and Chief
                          Operating Officer of Home Box
                          Office, Inc.

Stewart S. Dixon (2)      Partner in the law firm of Wildman,           1993
65                        Harrold, Allen & Dixon.

John C. Jansing (2)       Retired.  Former Chairman of Inde-            1993
70                        pendent Election Corporation of
                          America, a proxy tabulating firm.

  Names and Ages of       Principal Occupation and Director-        Trustee of
Trustees of the Fund                     ships                    the Fund Since
----------------------    -----------------------------------     --------------

C. Alan MacDonald (2)     General Partner, The Marketing                1993
62                        Partnership, Inc., a full service
                          marketing consulting firm.  Formerly
                          Chairman and Chief Executive Officer
                          of Lincoln Snacks, Inc., manufacturer
                          of branded snack foods (1992-1994).
                          Formerly President and Chief
                          Executive Officer of Nestle Foods
                          Corp., and prior to that, President
                          and Chief Executive Officer of
                          Stouffer Foods Corp., both
                          subsidiaries of Nestle SA,
                          Switzerland.  Currently serves as
                          Director of Den West Restaurant Co.,
                          J. B. Williams, and Fountainhead
                          Water Company.

Hansel B. Millican, Jr.   President and Chief Executive Officer         1993
(2) 67                    of Rochester Button Company.

Thomas J. Neff (2)       President, Spencer Stuart & Asso-              1993
58                       ciates, an executive search consulting
                         firm.

---------------
(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Act, because of his association with Lord Abbett.

(2) Also a director or trustee of the other Lord Abbett-sponsored funds except for Lord Abbett Research Fund, Inc., of which only Messrs. Lynch, Dow, Millican and Neff are directors.

       Listed below is the number of shares of the Fund owned beneficially by each trustee as of March 22, 1996, together with the number of "phantom" shares credited to the account of each trustee under a plan (the "Deferred Plan") permitting independent trustees to defer their trustees' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the trustees and officers as a group, together with such "phantom" shares credited to the accounts of trustees and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding shares of beneficial interest.

                            Number of Shares Beneficially Owned
            Name                  and Phantom Shares/(1)/
        ---------------     -----------------------------------
        Ronald P. Lynch                   0
        Robert S. Dow                  23,494
        E. Thayer Bigelow                 9
        Stewart S. Dixon                 12
        John C. Jansing                  12

                            Number of Shares Beneficially Owned
            Name                  and Phantom Shares/(1)/
        ---------------     -----------------------------------
        C. Alan MacDonald                   12
        Hansel B. Millican, Jr.             12
        Thomas J. Neff                      12
        Trustees and Officers
          as a group                      24,951

___________________
(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to trustees under the Deferred Plan: Mr. Bigelow, 9 shares; Mr. Dixon, 12 shares; Mr. Jansing, 12 shares; Mr. MacDonald, 12 shares; Mr. Millican, 12 shares; Mr. Neff, 12 shares; and trustees and officers as a group: 69 shares.

    The Board of Trustees has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Trustees for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the trustees (the "Independent Trustees") who are not "interested persons" of the Fund within the meaning of the Act. The Audit Committee held four meetings during the fiscal year ended October 31, 1995.

    The Board of Trustees of the Fund met twelve times during the fiscal year ended October 31, 1995, and each trustee attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

    The second column of the following table sets forth the compensation accrued by the Fund for the Independent Trustees. The third and fourth columns set forth information with respect to the retirement plan for Independent Trustees maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Trustees. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.

                                                                                       For Year Ended De-
                                    For the Fiscal Year Ended October 31, 1995          cember 31, 1995
                           ---------------------------------------------------------  -------------------
           (I)                  (II)              (III)                (IV)                   (V)
------------------------   --------------  --------------------  -------------------  -------------------
                                                                 Estimated Annual
                                           Pension or Retire-    Benefits Upon Re-
                                           ment Benefits         tirement Proposed
                                           Accrued by the        to be Paid by the    Total Compensation
                           Aggregate Com-  Fund and              Fund and Fifteen     Accrued by the Fund
                           pensation Ac-   Fifteen Other         Other Lord           and Fifteen Other
                           crued by the    Lord Abbett-          Abbett-sponsored     Lord Abbett-spon-
Name of Trustee            Fund/1/         sponsored Funds/2/    Funds/2/             sored Funds/3/
------------------------   --------------  --------------------  -------------------  -------------------
E. Thayer Bigelow               $36             $ 9,772              $33,600             $41,700

Stewart S. Dixon                $37             $22,472              $33,600             $42,000

John C. Jansing                 $38             $28,480              $33,600             $42,960

C. Alan MacDonald               $38             $27,435              $33,600             $42,750

Hansel B. Millican, Jr.         $38             $24,707              $33,600             $43,000

Thomas J. Neff                  $37             $16,126              $33,600             $42,000
---------------------------------------------------------------------------------------------------------

(1) Independent Trustees' fees, including attendance fees for board and committee meetings, are generally allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its Independent Trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The total amount accrued under the plan for each Independent Trustee since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of October 31, 1995, were as follows: Mr. Bigelow, $38; Mr. Dixon, $35; Mr. Jansing, $51; Mr. MacDonald, $33; Mr. Millican, $51; and Mr. Neff, $49.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Trustees will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such re tirement plans if the trustee were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended October 31, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Trustee's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch and Dow who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1993.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1993.

John J. Gargana, Jr., age 64, Vice President since 1993.

Thomas S. Henderson, age 64, Vice President since 1993.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995 -formerly Senior Vice President and General Counsel of American Capital Manage ment & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1993.

Robert G. Morris, age 51, Vice President since 1995.

E. Wayne Nordberg, age 59, Vice President since 1993.

Keith F. O'Connor, age 40, Treasurer since 1993.

Victor W. Pizzolato, age 63, Vice President since 1993.

John J. Walsh, age 60, Vice President since 1993.


     Pursuant to the Fund's Declaration of Trust, the election of each trustee of the Fund requires the affirmative vote of a plurality of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Trustees recommends that the shareholders vote FOR the election of each of the nominees as a trustee of the Fund.

2. RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending October 31, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended October 31, 1995, and for a number of years prior thereto. Based on in formation in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Trustees recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1996.


3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF THE LIMITED DURATION GOVERNMENT SERIES AND THE BALANCED SERIES

     The Board of Trustees has approved various amendments to the investment policies and restrictions of the Limited Duration Government Series and the Balanced Series in order to provide increased flexibility in managing such Series' investment portfolio. Those investment policies and restrictions of a Series that are designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the voting securities of such Series. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Trustees alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The current and proposed investment policies and restrictions for both Series (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of the Series and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of either Series. Although the proposed fundamental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of each Series, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Series. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Series' respective investment portfolios. The Board of Trustees has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in the Series could be increased. No change is proposed with respect to either Series' investment objective.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for each Series. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Series. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Series and its shareholders, without incurring the costs (normally borne by the Series and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to either Series' fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities of such Series present
                 -
or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities
                          --
of such Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendments are not approved by the shareholders of a Series, the current fundamental policies and restrictions will continue in effect for such Series.

     The Board of Trustees recommends that shareholders of each Series vote in favor of the proposed amendments to the fundamental investment restrictions and policies of such Series.

4. NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE CLASS A SHARES

     At a meeting of the Board of Trustees of the Fund held on March 14, 1996, the trustees of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of each Series for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (each a "Proposed Plan") for the existing class of shares of each Series. The existing class of shares, for each Series, is to be designated the Class A Shares. The Board of Trustees has authorized the creation of a new class of shares for each Series, to be designated the "Class C Shares", and the creation of a new Series of the Fund which will offer both Class A and Class C Shares. The text of the Proposed Plan for each Series is attached hereto as Exhibit B. The trustees who approved the Proposed Plans include all of the Independent Trustees, none of whom is an "interested person" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plans or in any agreements related thereto.

     If approved by shareholders, the Proposed Plan for each of the Limited Duration Government Series and the Balanced Series will replace the distribution plan and agreement for such Series (each a "Current Plan") described below:

     The Limited Duration Government Series' Current Plan was approved by such Series' shareholders on October 20, 1993 and has not yet become effective.

     The Balanced Series' Current Plan was approved by such Series' shareholders on December 15, 1994 and has not yet become effective.

     The changes included in the Proposed Plans, which are described below, are designed primarily to maintain the competitive position of the Class A Shares of each Series.

Each of the Current Plans will go into effect on the first day (the "Effective Date") of the quarter subsequent to the date that such respective Series' net assets reach $100 million (in the case of the Limited Duration Government Series) and $50 million (in the case of the Balanced Series). As of __________, 1996 the net assets of Limited Duration Government Series totaled $____ million and the net assets of Balanced Series totaled $____ million. Upon effectiveness of the Current Plans (except as to certain accounts for which tracking data is not available), each Series will pay dealers through Lord Abbett (1) an annual service fee (payable quarterly) of 0.25% of the average - daily net asset value of shares sold by dealers and (2) a one-time distribution fee, at the time of sale, on all shares sold at the $1 million level by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges described in the Fund's prospectus in effect at such time ,
(a) in the case of the Balanced Series, at the rate of 1% of the net asset value of such shares and (b) in the case of the Limited Duration Government Series, at the rate of 1% of the first $3 million, plus 0.50% of the next $7 million, plus 0.25% of the remainder, of the net asset value of such shares sold to a shareholder. These service and distribution fees are intended to provide additional incentives for dealers (a) to provide continuing - information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell - shares of the Fund.

     Upon effectiveness of the Current Plans, holders of shares on which the distribution fee has been paid will be required to pay to the Fund a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for certain redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Fund by the other fund. The Fund will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

     Set forth below is a description of the principal changes to be effected under the Proposed Plans:

     (a) Distribution Fees.  The Fund's Board of Trustees will be authorized
         -----------------
under the Proposed Plans, without further shareholder vote, to increase the amount of distribution fees up to 0.25% of the average annual net assets attributable to the Class A Shares of each Series (the "Distribution Fee Ceiling"). This increased spending limit is intended primarily to permit the trustees to increase the amount to be spent for distribution to meet changing sales competition. The trustees believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Series and their shareholders. The Board of Trustees will approve additional charges under this increased authority only if a majority of the Independent Trustees conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the affected Series and its shareholders.

     The one-time 1% distribution fee, payable (after the Effective Date) at the time of certain sales as described above, is to be charged against the Distribution Fee Ceiling. Subject to shareholder approval of the Proposed Plans, the Board of Trustees has authorized each Series to begin paying, after such Series' Effective Date, this one-time distribution fee with respect to sales of Class A Shares, subject to three changes: First, the payments will be
                                                    -----
made in connection with sales to retirement plans with 100 or more eligible employees, in addition to sales at the $1 million level as under the Current Plan; Second, the payments will be scaled down at the following breakpoints:
      ------
  1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value); and Third, the payments will be made to
                                          -----
institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plan.

     If shareholders approve the Proposed Plans, the Board of Trustees has authorized each Series to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of such Series' Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Series represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Trustees to enhance the Fund's relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (b) Service Fees.  Service fee payments, which are to be continued under
         ------------
the Proposed Plans at an annual rate of 0.25% of the average daily net asset value of shares sold on or after the Effective Date of such Series' Proposed Plan (which Effective Dates would remain the same as under the Current Plans), could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plans.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plans to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the Distribution Fee Ceiling.

     (d) CDRC.  The CDRC applicable to the Class A Shares would be substantially
         ----
similar to that payable under the Current Plans, except that no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plans). Because CDRC payments will be made directly to the Series, they will have the effect of reducing the amount of the distribution fees paid by the Series for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Trustees of the Fund, the CDRC authorized from time to time by the board for the Class A Shares of each Series will be described in the then current prospectus of the Fund.

     Because of the effectiveness provisions of both the Current and Proposed Plans, there would have been no change in either Series' expenses if the supplemental payment to dealers, the revised one-time distribution fee and the other changes described above had been in effect for the Fund's last fiscal year. Once the Proposed Plans become effective, the board will determine the level of payments that may be made thereunder.

     (e) Lord Abbett Distributor.  The other party to the Proposed Plans is to
         -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plans for approval, the Board considered, among other things, the factors set forth below:

     (i)  Flexibility in Adapting Distribution Fees to Meet Industry-Wide
          ---------------------------------------------------------------
Changes. During the last several years, there has been significantly increased competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Trustees believes it will be useful to be able to respond more quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The trustees believe that the increased distribution fees described above are good examples of the desirability of this flexibility.
Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Fund enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (ii)  Expanding Categories of Persons Eligible to Receive Payments. The
           ------------------------------------------------------------
Current Plans limit payments thereunder to dealers selling Fund shares. Since the Current Plans were adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Trustees sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plans, and believes that the availability of payments under the plans will induce such other entities to invest in Class A Shares.

     (iii)  Flexibility in Distributor's Use of Payments.  Lord Abbett has
            --------------------------------------------
advised the Board of Trustees of the Fund that allowing Lord Abbett Distributor to retain fees received from the Series to (i) provide continuing information and in vestment services to shareholder accounts and (ii) finance, with Board approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to each of the Limited Duration Government Series and the Balanced Series and each of their respective shareholders as a result of adopting the Proposed Plans, and having reviewed a comparison of the costs to each Series of the Current Plans and the Proposed Plans, the trustees of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plans will benefit each such Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Set forth in the tables below is a summary comparison of the expenses of each of the Limited Duration Government Series and the Balanced Series, on a current and pro-forma basis. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------
                  I                             II            III
--------------------------------------------------------------------
          LIMITED DURATION                    Current      Pro Forma
          GOVERNMENT SERIES                   -------      ---------
--------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases             3.00%         3.00%
Deferred Sales Load /1/                        None/2/       None/2/
--------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
--------------------------------------------------------------------
Management Fee                                0.18%/3/       0.18%/3/
12b-1 Fees                                    0.00%/4/       0.00%/4/
Other Expenses                                1.22%          1.22%
--------------------------------------------------------------------
Total Operating Expenses                      1.40%/3/       1.40%
--------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

------------------------------------------------------------------------------------
        1 year/5/         3 years/5/          5 years/5/             10 years/5/
------------------------------------------------------------------------------------
 Current   Pro Forma  Current  Pro Forma   Current  Pro Forma   Current    Pro Forma
---------  ---------  -------  ----------  -------  ---------   -------    ---------
------------------------------------------------------------------------------------
 $44/7/    $44/6,7/   $73/7/   $73/6,7/    $104/7/  $104/6,7/   $193/7/    $193/6,7/
------------------------------------------------------------------------------------

-------------------------------------------------------------------
                I                            II             III
-------------------------------------------------------------------
         BALANCED SERIES                  Current         Pro Forma
                                          -------         ---------
-------------------------------------------------------------------
SHAREHOLDER TRANSACTION
 EXPENSES
(AS A PERCENTAGE OF OFFERING
 PRICE)
-------------------------------------------------------------------
Maximum Sales Load/1/ on                    4.75%           4.75%
 Purchases                                  None/2/         None/2/
Deferred Sales Load /1 /
-------------------------------------------------------------------
ANNUAL FUND OPERATING
 EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
-------------------------------------------------------------------
Management Fee                             0.00%/3/         0.00%
12b-1 Fees                                 0.00%/4/         0.00%/4/
Other Expenses                             0.37%/3+/        0.37%/3+/
-------------------------------------------------------------------
Total Operating Expenses                   0.37%/3+/        0.37%/3+/
-------------------------------------------------------------------

+  Annualized.

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

------------------------------------------------------------------------------------
        1 year/5/         3 years/5/          5 years/5/             10 years/5/
------------------------------------------------------------------------------------
 Current   Pro Forma  Current  Pro Forma   Current  Pro Forma   Current    Pro Forma
---------  ---------  -------  ----------  -------  ---------   -------    ---------
------------------------------------------------------------------------------------
   $51        $51       $59       $59       $67        $67         $92        $92
------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plans and the Proposed Plans, redemptions of shares on which each Series' Rule 12b-1 sales distribution fee has been paid are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the operating expenses with respect to each Series. For the fiscal year ended October 31, 1995, Lord Abbett waived portions of its management fee for both Series and subsidized certain operating expenses for the Balanced Series. With respect to the Limited Duration Government Series and the Balanced Series, the management fee would have been 0.50 and 0.75, respectively, and the total operating expenses would have been 1.72% and 1.26%, respectively.

4. This figure omits Rule 12b-1 fees because neither Current Plan has become operative. The Current Plans become operative, and the Proposed Plans are to become operative, on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million (in the case of the Limited Duration Government Series) and $50 million (in the case of the Balanced Series). If the Proposed Plans go into effect, each of the Limited Duration Government Series and the Balanced Series could pay a maximum annual 12b-1 fees of 0.50% that could be paid under the proposed plan in any year, consisting of a distribution fee of 0.25% of net assets and a service fee of 0.25% of net assets thereunder.

5. Based on total current and pro-forma operating expenses shown in the table above.

     If the shareholders approve the Proposed Plans, the Proposed Plans shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Proposed Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plans without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Trustees.

     Each Proposed Plan provides that while it is in effect, the selection and nomination of Independent Trustees is committed to the discretion of the Independent Trustees then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan with respect to a Series requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i)
                                                                            -
67% or more of the voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the Proposed Plan is not approved for one or both Series, the Current Plan for each such Series will continue in effect according to its terms.

     The Board of Trustees recommends that shareholders of each of the Limited Duration Government Series and the Balanced Series vote in favor of adoption of the Proposed Plan for such series.


 5.  OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal execu tive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

  b. Investment Adviser and Underwriter.
     ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

  c. Annual Report Available Upon Request.
     ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 d.  Portfolio Transactions.
     ----------------------

     With respect to the Limited Duration Government Series and the fixed-income portion of the Balanced Series, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Series usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28(e) of the Securities Exchange Act of 1934.

     With respect to the equity portion of the Balanced Series, purchases and sales of portfolio securities usually will involve the payment of brokerage commissions. Consistent with obtaining best execution, the Balanced Series may pay, as described below, a higher commission than some brokers might charge on the same transactions.

     The Fund's policy is to obtain best execution on all portfolio trans actions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the trans action including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

     The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients --managed by Lord Abbett. They are responsible for obtaining best execution.

     With respect to the Limited Duration Government Series and the fixed-income portion of the Balanced Series, the Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if the Fund's net cost of the purchase or the net proceeds to the Fund of the sale are at least as favorable as the Fund could obtain on a direct purchase or sale.

     With respect to the equity portion of its portfolio, the Balanced Series will pay a commission rate that Fund management believes is appropriate to give maximum assurance that the Fund's brokers will provide, on a continuing basis, the highest level of brokerage services available. While the Fund does not always seek the lowest possible commissions on particular trades, Fund management believes that the commission rates the Fund pays on behalf of the Balanced Series are in line with the rates that many other institutions pay. Fund traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the equity portion of the Balanced Series' portfolio and the other accounts they manage. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

     Some brokers used by the Fund also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and com mission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

     For the fiscal years ended October 31, 1995 and the period from November 4, 1993 (commencement of operations) to October 31, 1994, the Limited Duration Government Series paid no commissions to independent broker-dealers; for the period from December 27, 1994 (commencement of operations) to October 31, 1995, the Balanced Series paid $3,743 in commissions to independent broker-dealers.

                          LORD ABBETT INVESTMENT TRUST


                          By:______________________________
                              Kenneth B. Cutler
                              Vice President and Secretary

                                                                       EXHIBIT A
                       COMPARISON OF CURRENT AND PROPOSED
                      INVESTMENT POLICIES AND RESTRICTIONS

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.

NON-FUNDAMENTAL                                 FUNDAMENTAL
Each Series may not sell short securities       Each Series may purchase securities on
 or buy securities on margin although it        margin to the extent permitted by appli-
 may obtain short-term credit necessary         cable law.
 for the clearance of purchases of
 securities.                                    NON-FUNDAMENTAL
                                                Each Series may not make short sales of
                                                securities or maintain a short position
                                                except to the extent permitted by
                                                applicable law.
---------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                     FUNDAMENTAL
Each Series may not borrow money                Each Series may not borrow money,
 except (i) as a temporary measure for          except that (i) Each Series may borrow
 extraordinary or emergency purposes and        from banks (as defined in the Act) in
 then not in excess of 5% of gross assets       amounts up to 33-1/3% of its total assets
 (at cost or market value, whichever is         (including the amount borrowed),
 lower) at the time of borrowing, (ii)          (ii) each Series may borrow up to an
 unless such borrowing does not exceed          additional 5% of its total assets for
 the asset coverage requirements of             temporary purposes, and (iii) each Series
 Section 18(f) of the Act and (iii) unless      may obtain such short-term credit as may
 such borrowing on behalf of a class or         be necessary for the clearance of
 series shall be a liability only of such       purchases and sales of portfolio
 class or series, as the case may be.           securities.

                                                NON-FUNDAMENTAL
                                                Each Series may not borrow in excess of
                                                5% of its gross assets taken at cost or
                                                market value, whichever is lower at the
                                                time of borrowing, and then only as a
                                                temporary measure for extraordinary or
                                                emergency purposes.
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                     FUNDAMENTAL
Each Series may not engage in the               Each Series may not engage in the under-
 underwriting of securities except pursuant     writing of securities, except pursuant to a
 to a merger or acquisition or to the           merger or acquisition or to the extent
 extent that in connection with the             that, in connection with the disposition of
 disposition of its portfolio securities it     its portfolio securities, it may be deemed
 may be deemed to be an underwriter             to be an underwriter under federal securi-
 under federal securities laws.                 ties laws.
 Notwithstanding the foregoing, in the
 future, upon shareholder approval, each
 Series may seek to achieve its investment
 objective by investing all of its assets in
 another investment company (or series or
 class thereof) having the same investment
 objective.  Shareholders will be notified
 thirty days in advance of such
 conversion.
---------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                     FUNDAMENTAL
Each Series may not lend money or               Each Series may not make loans to other
 securities to any person, except through       persons, except that the acquisition of
 entering into short-term repurchase            bonds, debentures or other corporate debt
 agreements with sellers of securities it       securities and investment in government
 has purchased and by lending its               obligations, commercial paper, pass-
 portfolio securities to registered broker-     through instruments, certificates of
 dealers where the loan is 100% secured         deposit, bankers acceptances, repurchase
 by cash or its equivalent as long as it        agreements or any similar instruments
 complies with regulatory requirements          shall not be subject to this limitation, and
 and except for time or demand deposits         except further that each Series may lend
 with banks and purchases of commercial         its portfolio securities, provided that the
 paper or publicly offered debt securities      lending of portfolio securities may be
 at original issue or otherwise.                made only in accordance with applicable
                                                law.
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                                     FUNDAMENTAL
Each Series may not buy or sell real            Each Series may not buy or sell real
 estate (including limited partnerships         estate (except that each Series may invest
 therein but excluding securities of            in securities directly or indirectly secured
 companies, such as real estate investment      by real estate or interests therein or
 trusts, which deal in real estate or           issued by companies which invest in real
 interests therein), oil, gas or other          estate or interests therein), commodity or
 mineral leases or in commodities or            commodity contracts (except to the extent
 commodity contracts in the ordinary            each Series may do so in accordance with
 course of its business, except such            applicable law and without registering as
 interests and other property acquired as a     a commodity pool operator under the
 result of owning other securities, though      Commodity Exchange Act as, for
 securities will not be purchased in order      example, with futures contracts).
 to acquire any of these interests.
                                                NON-FUNDAMENTAL
                                                Each Series may not invest in real estate
                                                limited partnership interests or interests
                                                in oil, gas or other mineral leases, or
                                                exploration or other development
                                                programs, except that each Series may
                                                invest in securities issued by companies
                                                that engage in oil, gas or other mineral
                                                exploration or development activities.
---------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                     FUNDAMENTAL
Each Series may not, with respect to            With respect to 75% of its gross assets,
 75% of its total assets, and except as         each Series may not buy securities of one
 indicated below, buy securities if the         issuer representing more than (i) 5% of
 purchase would then cause it to (i) have       each Series' gross assets, except
 more than 5% of its gross assets, at           securities issued or guaranteed by the
 market value at the time of investment,        U.S. Government, its agencies or
 invested in the securities of any one          instrumentalities, or (ii) 10% of the
 issuer except securities issued or             voting securities of such issuer.
 guaranteed by the U.S. Government, its
 agencies or instrumentalities or (ii) own
 more than 10% of the voting securities of
 any issuer.
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
 INVESTMENT IN A SINGLE
 INDUSTRY.

FUNDAMENTAL
Each Series may not concentrate its             FUNDAMENTAL
 investments in any particular industry,        Each Series may not invest more than
 excluding U.S. Government securities.          25% of its assets, taken at market value,
 Notwithstanding the foregoing, in the          in the securities of issuers in any
 future, upon shareholder approval, each        particular industry (excluding securities
 Series may seek to achieve its investment      of the U.S. Government, its agencies and
 objective by investing all of its assets in    instrumentalities).
 another investment company (or series or
 class thereof) having the same investment
 objective.  Shareholders will be notified
 thirty days in advance of such
 conversion.
---------------------------------------------------------------------------------------------
RESTRICTED/ILLIQUID
 SECURITIES.

NON-FUNDAMENTAL                                 NON-FUNDAMENTAL
Each Series may not invest knowingly            Each Series may not invest knowingly
 more than 15% of its net assets (at the        more than 15% of its net assets (at the
 time of investment) in illiquid securities     time of investment) in illiquid securities,
 (securities qualifying for resale under        except for securities qualifying for resale
 Rule 144A that are determined by the           under Rule 144A of the Securities Act of
 Trustees, or by Lord Abbett pursuant to        1933, deemed to be liquid by the Board
 delegated authority from the Trustees, to      of Trustees.
 be liquid are considered liquid securities,
 except as otherwise required by state
 law).
---------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

NON-FUNDAMENTAL                                 FUNDAMENTAL
Each Series may not pledge, mortgage or         Each Series may not pledge its assets
 hypothecate its assets, however, this          (other than to secure borrowings, or to
 provision does not apply to permitted          the extent permitted by each Series's
 borrowings mentioned above or to the           investment policies, in connection with
 grant of escrow receipts or the entry into     hedging transactions, short sales, when-
 other similar escrow arrangements arising      issued and forward commitment
 out of the writing of covered call             transactions and similar investment
 options.                                       strategies).
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
 INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT
 COMPANIES.

FUNDAMENTAL
In the future, upon shareholder approval,
 each Series may seek to achieve its            NON-FUNDAMENTAL
 investment objective by investing all of       Each Series may not invest in the
 its assets in another investment company       securities of other investment companies,
 (or series or class thereof) having the        except as permitted by applicable law.
 same investment objective.  Shareholders
 will be notified thirty days in advance of
 such conversion.
---------------------------------------------------------------------------------------------
ELIGIBLE INVESTMENTS.

FUNDAMENTAL                                     No Fundamental Policy/Restriction.
The Limited Duration Government Series
 may not make investments other than
 those a federal savings association by law
 or regulation may, without limitation as
 to percentage of assets, invest in, sell,
 redeem, hold, or otherwise deal in.
---------------------------------------------------------------------------------------------
OPTIONS.

NON-FUNDAMENTAL                                 NON-FUNDAMENTAL
The Limited Duration Government Series          Each Series may not write, purchase or
 may not buy or sell put or call options.       sell puts, calls, straddles, spreads or
                                                combinations thereof, except to the extent
                                                permitted in the Fund's prospectus and
                                                statement of additional information, as
                                                they may be amended from time to time.

                                                Although it has no current intention to do
                                                so, each Series may invest in financial
                                                futures and options on financial futures.
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
 INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.

NON-FUNDAMENTAL
Each Series may not purchase securities         NON-FUNDAMENTAL
 of any issuer unless it or its predecessor     Each Series may not invest in securities
 has a record of three years' continuous        of issuers which, with their predecessors,
 operation, except that it may purchase         have a record of less than three years
 securities of such issuers through             continuous operations, if more than 5%
 subscription offers or other rights it         of such Series' total assets would be
 receives as a security holder of               invested in such securities (this
 companies offering such subscriptions or       restriction shall not apply to mortgage-
 rights and such purchases will then be         backed securities, asset-backed securities
 limited in the aggregate to 5% of the          or obligations issued or guaranteed by the
 Series' net assets at the time of              U.S. Government, its agencies or
 investment.                                    instrumentalities).

---------------------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO SE-
 CURITIES BY OFFICERS AND
 TRUSTEES
                                                NON-FUNDAMENTAL
                                                Each Series may not hold securities of
NON-FUNDAMENTAL                                 any issuer if more than  1/2 of 1% of the
Each Series may not hold securities of          securities of such issuer are owned
 any issuer when more than  1/2 of 1% of        beneficially by one or more officers or
 the issuer's securities are owned              trustees of the Fund or by one or more
 beneficially by one or more of the Fund's      partners or members of the underwriter
 officers or trustees or by one or more         or investment advisor if these owners in
 partners of the Fund's underwriter or          the aggregate own beneficially more than
 investment adviser if these owners in the      5% of the securities of such issuer.
 aggregate own beneficially more than 5%
 of such certificates.
---------------------------------------------------------------------------------------------
TRANSACTIONS WITH CERTAIN
 PERSONS.
                                                NON-FUNDAMENTAL
No Policy/Restriction stated.                   Each Series may not buy from or sell to
                                                any of its officers, trustees, employees,
                                                or its investment adviser or any of its
                                                officers, directors, partners or
                                                employees, any securities other than
                                                shares of such Series' common stock.
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                   CURRENT                                        PROPOSED
                   -------                                        --------
              POLICY/RESTRICTION                             POLICY/RESTRICTION
              ------------------                             ------------------
-------------------------------------------------------------------------------------------------
SENIOR SECURITIES
                                                FUNDAMENTAL
FUNDAMENTAL                                     Each Series may not issue senior se-
Each Series may not issue senior se-            curities to the extent such issuance would
 curities except to the extent permitted by     violate applicable law.
 the Act.
---------------------------------------------------------------------------------------------
PURCHASE OF WARRANTS
                                                NON-FUNDAMENTAL
The Balanced Series may not invest in           Each Series may not invest in warrants
 warrants, valued at the lower of cost or       if, at the time of the acquisition, its
 market, to exceed 5% of the Series' net        investment in warrants, valued at the
 assets, including warrants not listed on       lower of cost or market, would exceed
 the New York or American Stock                 5% of such Series' total assets (included
 Exchange which may not exceed 2% of            within such limitation, but not to exceed
 such net assets.                               2% of such Series' total assets, are
                                                warrants which are not listed on the New
                                                York or American Stock Exchange or a
                                                major foreign exchange).
---------------------------------------------------------------------------------------------

                                                                    EXHIBIT B-1
                                             LIMITED DURATION GOVERNMENT SERIES


   Rule 12b-1 Distribution Plan and Agreement -- Lord Abbett Investment Trust
              Limited Duration Government Series -- Class A Shares
   --------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT INVESTMENT TRUST, a Delaware business trust (the "Fund"), on behalf of the LORD ABBETT LIMITED DURATION GOVERNMENT SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agree ments with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing in
                                                        -
formation and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan
                                          -
shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series
                                                                  --
shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This  Plan  shall  become  effective  on the  first day of the  calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.


     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not

"interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determina tions necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.


     13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.


     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                               LORD ABBETT INVESTMENT TRUST

                               By:_____________________________
                                  President

ATTEST:

_____________________
Assistant Secretary

                                    LORD ABBETT DISTRIBUTOR LLC


                                    By:_____________________________

   Rule 12b-1 Distribution Plan and Agreement -- Lord Abbett Investment Trust
                        Balanced Series -- Class A Shares


                  RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT INVESTMENT TRUST, a Delaware business trust (the "Fund"), on behalf of the LORD ABBETT BALANCED SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

                  WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of beneficial interest, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

                  WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of -

accounts of shareholders holding Shares.

                  WHEREAS, the Fund's Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

                  NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Autho-

rized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

                  2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is primarily intended to result in the sale of Shares and (b) provide continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Trustees of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

                  3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Trustees of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Trustees of the Fund. Such determinations and approvals by the Board of Trustees shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

                  4. The net asset value of the Shares shall be determined as provided in the Declaration of Trust of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

                  5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

                  6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the trustees, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

                  7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, trustees, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

                  8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $50 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

                  9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in para-

graph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

                  10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Trustees of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

                  11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the trustees of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

                  12. So long as this Plan shall remain in effect, the selection and nomination of those trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested trustees. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

                  13. The obligations of the Fund and the Series, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund or Series individually, but are binding only upon the assets and property of the Series. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Trustee, shareholder, officer, employee or agent for any breach of the Fund or Series of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Fund.

                  IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                          LORD ABBETT INVESTMENT TRUST

                                    By:_____________________________
                                       President

ATTEST:

---------------------
Assistant Secretary

                                            LORD ABBETT DISTRIBUTOR LLC


                                            By:_____________________________

                          LORD ABBETT INVESTMENT TRUST
                          LORD ABBETT LIMITED DURATION
                               GOVERNMENT SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800


     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT INVESTMENT TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-4.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.        Election of Trustees:
          For [_] Without Authority [_] For All Except [_]
          (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

          Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas
          J. Neff.

2. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT INVESTMENT TRUST
  LORD ABBETT LIMITED DURATION GOVERNMENT SERIES

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.



For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)

                          LORD ABBETT INVESTMENT TRUST
                          LORD ABBETT BALANCED SERIES

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800


        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the under signed would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT INVESTMENT TRUST (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-4.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Trustees:
        For [_] Without Authority [_] For All Except [_]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas
        J. Neff.

2. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT INVESTMENT TRUST
  LORD ABBETT BALANCED SERIES

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)